United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2015

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 2.01    Completion of Acquisition or Disposition of Assets

On July 1, 2015, BNC Bancorp (the “Company”) completed its previously announced merger (the “Merger”) with Valley Financial Corporation (“Valley Financial”), pursuant to an Agreement and Plan of Merger dated November 17, 2014 (the “Merger Agreement”), by and among the Company and Valley Financial. At closing, Valley Financial merged with and into the Company, with the Company continuing as the surviving corporation. As a result of the Merger, and pursuant to the terms and conditions of the Merger Agreement, each share of Valley Financial common stock was converted into the right to receive 1.1081 shares of BNC Bancorp common stock. Such exchange ratio was fixed in accordance with the terms of the Merger Agreement and is the result of the 20 day volume weighted average price of the Company’s common stock being above $18.50 as of the close of trading on June 29, 2015.
Immediately following the Merger, Valley Bank, a Virginia banking corporation and wholly owned subsidiary of Valley Financial (“Valley Bank”), merged with and into the Bank of North Carolina, a North Carolina banking corporation and wholly owned subsidiary of the Company (the “Bank”).
The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

Effective on July 1, 2015, the consummation of the Merger, and in accordance with the terms of the Merger Agreement, the Board of Directors of the Company (the “Board”) increased the size of the Board to 15 members and appointed Abney S. Boxley, III, a director of Valley Financial prior to the Merger, to serve as a member of the Board for a two-year term ending on the date of the 2017 Annual Meeting of the Shareholders of the Company. Mr. Boxley will serve on the Nominating and Corporate Governance Committee of the Board and on the Asset/Liability Management Committee of the Bank. In connection with his appointment to the Board, Mr. Boxley will be entitled to a pro-rata portion of the compensation paid to non-employee directors. A description of such compensation can be found in the Joint Proxy Statement included in Amendment No. 1 to the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission on April 14, 2015 and is incorporated herein by reference.

Item 8.01     Other Events

On July 1, 2015, the Company issued a press release announcing the completion of the mergers of Valley Financial with and into the Company and of Valley Bank, with and into the Bank, pursuant to the terms and conditions of the Merger Agreement.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is furnished herein, as part of this Item 8.01, as Exhibit 99.1. The information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information.
The pro-forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits
Exhibit No.        Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of November 17, 2014, by and between the Company and Valley (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed on November 17, 2015 (File No. 000-50128)).

99.1	Press release, dated July 1, 2015, announcing completion of the Merger (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2015

BNC BANCORP

By:	/s/ David B. Spencer
Name:	David B. Spencer
Its:	Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX
Exhibit No.        Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of November 17, 2014, by and between the Company and Valley (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed on November 17, 2015 (File No. 000-50128)).

99.1	Press release, dated July 1, 2015, announcing completion of the Merger (filed herewith).